UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 15, 2023

Ingersoll Rand Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38095	46-2393770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Harbour Place Drive, Suite 600
Davidson, North Carolina 28036
(704) 655-4000
(Address, including zip code, of principal executive offices and registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	IR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 15, 2023, Ingersoll Rand Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, 378,112,025 shares of the Company’s common stock, or approximately 93.43% of the 404,677,854 total shares of the Company’s common stock entitled to vote at the Annual Meeting, were present in person or by proxy.  Below are the final voting results for the following four proposals submitted to the Company’s stockholders, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting, dated April 28, 2023, filed with the Securities and Exchange Commission (the “Proxy Statement”).

Proposal No. 1 - Election of Directors

The Company’s stockholders elected the persons listed below as directors for a term expiring at the Company’s 2024 annual meeting of stockholders or until their respective successors are duly elected and qualified:

Name	For Votes	Against Votes	Abstain Votes	Broker Non-Votes
Vicente Reynal	343,891,552	18,321,383	525,797	15,373,293
William P. Donnelly	326,095,241	36,413,840	229,651	15,373,293
Kirk E. Arnold	330,402,039	32,122,656	214,037	15,373,293
Gary D. Forsee	357,416,134	5,103,193	219,405	15,373,293
Jennifer Hartsock	359,850,749	2,657,868	230,115	15,373,293
John Humphrey	354,487,519	8,016,703	234,510	15,373,293
Marc E. Jones	353,679,860	8,825,987	232,885	15,373,293
Mark Stevenson	354,940,576	7,561,612	236,544	15,373,293
Michael Stubblefield	358,937,534	3,569,448	231,750	15,373,293
Tony L. White	346,461,245	16,056,468	221,019	15,373,293

Proposal No. 2 - Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2023.

For Votes	Against Votes	Abstain Votes	Broker Non-Votes
363,001,833	14,820,750	289,442	N/A

Proposal No. 3 - Non-Binding Vote to Approve Executive Compensation

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of our named executive officers as described in the Proxy Statement.

For Votes	Against Votes	Abstain Votes	Broker Non-Votes
212,136,633	150,074,243	527,856	15,373,293

Proposal No. 4 - Non-Binding Vote on the Frequency of Future Votes to Approve Executive Compensation

The Company’s stockholders approved, on an advisory (non-binding) basis, the frequency of future advisory votes to approve the compensation of our named executive officers to occur every year.

One Year	Two Years	Three Years	Abstain Votes	Broker Non-Votes
356,599,336	266,364	5,597,807	275,225	15,373,293

Based on the results of the stockholder vote on Proposal No. 4 and the recommendation of the Board of Directors, the Company will hold an advisory vote to approve executive compensation on an annual basis until the next vote on the frequency of advisory votes to approve executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL RAND INC.

	By:	/s/ Andrew Schiesl
Andrew Schiesl
Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary

Date: June 22, 2023